SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          FORM 8-K/A Amendment NO. 1

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 11, 2003




                           MARKETSHARE RECOVERY, INC.
             (Exact name of registrant as specified in its charter)



                            HEALTH & LEISURE, INC.
                           (Former name of registrant)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



                  0-15807                                     31-1190725
          (Commission File Number) (IRS Employer Identification Number)


                              95 BROAD HOLLOW ROAD
                                    SUITE 101
                               MELVILLE, NY 11747
                    (Address of principal executive offices)

                                 (631) 385-0007
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


Effective August 11, 2003, the Board of Directors of Marketshare Recovery, Inc. formerly Health & Leisure, Inc. (the "Company") voted to dismiss HJ & Associates, LLC ("HJ") as the Company's independent accountants for the year ending December 31, 2003.



Our records indicate that on August 12, 2003, Health and Leisure, Inc. sent a letter dismissing HJ & Associates, LLC of their accounting services.The Company records reflect that this letter was mailed by the Company.

HJ & Associates,LLC advised us that they were not aware of their dismissal as independent auditors until September 22, 2003. We understand that upon learning of their dismissal, HJ & Associates responded to the Form 8-k, filed by Health & Leisure Inc. in a timely manner. See Exhibit 16.1 as attached hereto.

Except as described in the following sentence, the reports of HJ & Associates, LLC on the financial statements of the company for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of HJ & Associates, LLC on the financial statements of the company for the fiscal year ended December 31, 2002 was modified to express substantial doubt regarding the company's ability to continue as a going concern.

In addition, during the Company's two most recent fiscal years and through September 22, 2003 there was no disagreement with HJ & Associates,LLC on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of HJ & Associates, LLC would have caused HJ & Associates, LLC to make reference to the subject of that disagreement in its reports on the Company's financial statements for those fiscal periods.


The Company discussed this Form 8-k/A Amendment No.1 with HJ & Associates,LLC and they have provided a current letter attached hereto, as Exhibit Number 16.2.


On August 12, 2003, Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, the Company has not consulted with MKLLP regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report or oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

                              Exhibits
                              ---------

Exhibit No.                   Description
-----------                 ---------------
16.1                        Letter dated September 22,2003 from HJ & Associates,
                            LLC.to the Securities and Exchange Commission.


16.2                        Letter dated March 4,2004 from HJ & Assocaites, LLC.
                            to the Securities and Exchange Commission

           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MARKETSHARE RECOVERY, INC.
----------------------
(Registrant)



By: Ray Barton



/s/ Ray Barton
-------------------
Ray Barton
President


Dated:  March 2, 2004